SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:   January 5, 2001
(Date of Earliest Event Reported)

HUMANA INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State of Incorporation)	1-5975 (Commission File Number)	61-0647538 (I.R.S. Employer Tax Identification No.)

500 West Main Street
Louisville, KY 40202
(Address of principal executive offices)

(502) 580-1000
(Registrant=s telephone number, including area code)

Item 5.    Other Events

On January 5, 2001, Humana Inc. (the "Company" or ARegistrant") issued a press release, a copy of which is attached hereto as Exhibits 99 and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

Exhibit 99    Copy of the Company's Press Release dated January 5, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          HUMANA INC.

                                                           /S/ Arthur P. Hipwell
                                                          By:      Arthur P. Hipwell
                                                                     Senior Vice President
                                                                     and General Counsel

Dated:    January 5, 2001

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Exhibit Index

Exhibit 99    Copy of the Company's Press Release dated January 5, 2001.